UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 12, 2018

Stanley Black & Decker, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 12, 2018, Stanley Black & Decker, Inc., a Connecticut corporation (the “Company”), entered into a 364-Day Credit Agreement (the “364 Day Credit Agreement”) with each of the initial lenders named therein, Citibank, N.A., as administrative agent, Citibank, N.A., JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as lead arrangers and book runners, and JPMorgan Chase Bank, N.A., Bank of America, N.A., and Wells Fargo Bank, National Association, as syndication agents.

The 364 Day Credit Agreement consists of a $1 billion revolving credit loan, which may be drawn by the Company and its subsidiaries which are designated as Designated Borrowers under the 364 Day Credit Agreement (each, a “364 Borrower”). The Company guarantees its obligations and the obligations of each Designated Borrower under the 364 Day Credit Agreement.

Borrowings under the 364 Day Credit Agreement may be made in US Dollars or Euros, pursuant to the terms of the 364 Day Credit Agreement. Borrowings under the 364 Day Credit Agreement bear interest at a floating rate or rates equal to, at the option of the Company, the Eurocurrency Rate or the Base Rate, plus the applicable margin specified in the 364 Day Credit Agreement.

The Company must repay all advances under the 364 Day Credit Agreement by the earlier of (i) September 11, 2019 or (ii) the date of termination in whole, at the election of the Company, of the commitments by the lenders under the 364 Day Credit Agreement (the “364 Termination Date”). The Company may, however, convert all Advances outstanding on the 364 Termination Date in effect at such time into a term loan (“Term Loan”), provided that the Company, among other things, pays a fee to the administrative agent for the account of each lender. The Term Loan shall be repaid in full no later than the first anniversary of the 364 Termination Date.

Each 364 Borrower may prepay Advances, subject to the terms and conditions of the 364 Day Credit Agreement. In addition, the Company may be required, upon the request to the Required Lenders, to prepay any borrowings under the 364 Day Credit Agreement upon a change of control.

The proceeds under the 364 Day Credit Agreement may be used for general corporate purposes. None of the proceeds from the 364 Day Credit Agreement were drawn down at closing.

The 364 Day Credit Agreement contains customary affirmative and negative covenants that include, among other things:

•	maintenance of an interest coverage ratio;

•	a limitation on creating liens on certain property of the Company and its subsidiaries;

•	a restriction on mergers, consolidations and sales of substantially all of the assets of the Company or its subsidiaries; and

•	a restriction on entering into certain sale-leaseback transactions.

The 364 Day Credit Agreement contains customary events of default. If an event of default occurs and is continuing, the Company may be required to repay all amounts outstanding under the 364 Day Credit Agreement.

The description contained herein is a summary of certain material terms of the 364 Day Credit Agreement and is qualified in its entirety by reference to the 364 Day Credit Agreement attached as Exhibit 10.1 hereto and incorporated herein by reference.

On September 12, 2018, the Company also entered into an Amended and Restated Five Year Credit Agreement (the “5 Year Credit Agreement”) with each of the initial lenders named therein, Citibank, N.A., as administrative agent, Citibank, N.A., JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as lead arrangers and book runners, and JPMorgan Chase Bank, N.A., Bank of America, N.A. and Wells Fargo Bank, National Association, as syndication agents.

The 5 Year Credit Agreement amends and restates the Five Year Credit Agreement dated as of December 18, 2015, among the Company, Citibank, N.A., as administrative agent, and the lenders party thereto.

The 5 Year Credit Agreement consists of a $2 billion revolving credit loan (the “Revolving Credit Loan”), and a sub-limit of an amount equal to the Euro equivalent of $653,333,333.35 for swing line advances (“Swing Line Advances”), which may be drawn by the Company and its subsidiaries which are designated as Designated Borrowers under the 5 Year Credit Agreement (each, a “5 Year Borrower”). The Company guarantees its obligations and the obligations of each Designated Borrower under the 5 Year Credit Agreement.

Borrowings under the Revolving Credit Loan may be made in US Dollars, Euros or Pounds Sterling, and borrowings under the Swing Line Advances shall be made in Euros, pursuant to the terms of the 5 Year Credit Agreement. Borrowings under the Revolving Credit Loan bear interest at a floating rate or rates equal to, at the option of the Company, the Eurocurrency Rate or the Base Rate, plus the applicable margin specified in the 5 Year Credit Agreement. Swing Line Advances bear interest at the Overnight Rate plus the applicable margin specified in the 5 Year Credit Agreement.

The Company must repay all advances under the Revolving Credit Loan by the earlier of (i) September 12, 2023 or (ii) the date of termination in whole, at the election of the Company, of the commitments by the lenders under the 5 Year Credit Agreement (the “5 Year Termination Date”). The 5 Year Credit Agreement provides the Company with the right to request prior to September 12, 2019 and prior to September 12, 2020 (each, a “Relevant Anniversary”) that the 5 Year Termination Date of the 5 Year Credit Agreement be extended for one year (each such extension, an “Extension”) as long as certain conditions specified in the 5 Year Credit Agreement are satisfied. Any lender may refuse the request for an Extension (each such lender, a “Declining Lender”). Any Declining Lender may be replaced by the Company with one or more Additional Commitment Lenders, as such term is defined in the 5 Year Credit Agreement, with the approval of the Administrative Agent and each Swing Line Lender. The Company must repay all Swing Line Advances by the earlier of (i) the 5 Year Termination Date and (ii) seven business days after such Swing Line Advance is made.

Each 5 Year Borrower may prepay Advances, subject to the terms and conditions of the 5 Year Credit Agreement. In addition, the Company may be required, upon the request to the Required Lenders, to prepay any borrowings under the 5 Year Credit Agreement upon a change of control.

The proceeds under the 5 Year Credit Agreement may be used solely for general corporate purposes. None of the proceeds from the 5 Year Credit Agreement were drawn down at closing.

The 5 Year Credit Agreement contains customary affirmative and negative covenants that include, among other things:

•	maintenance of an interest coverage ratio;

•	a limitation on creating liens on certain property of the Company and its subsidiaries;

•	a restriction on mergers, consolidations and sales of substantially all of the assets of the Company or its subsidiaries; and

•	a restriction on entering into certain sale-leaseback transactions.

The 5 Year Credit Agreement contains customary events of default. If an event of default occurs and is continuing, the Company may be required to repay all amounts outstanding under the 5 Year Credit Agreement.

The description contained herein is a summary of certain material terms of the 5 Year Credit Agreement and is qualified in its entirety by reference to the 5 Year Credit Agreement attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with its entry into the 364 Day Credit Agreement, the Company terminated the 364-Day Credit Agreement, dated December 20, 2017 with each of the initial lenders named therein, Citibank, N.A., as administrative agent, Citigroup Global Markets Inc., JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as lead arrangers and book runners, and JPMorgan Chase Bank, N.A., Bank of America, N.A. and Wells Fargo Bank, National Association, as syndication agents.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	364-Day Credit Agreement, made as of September 12, 2018 among Stanley Black & Decker, Inc., the initial lenders named therein and Citibank, N.A. as administrative agent for the Lenders.

10.2	Amended and Restated Five Year Credit Agreement, made as of September 12, 2018 among Stanley Black & Decker, Inc., the initial lenders named therein and Citibank, N.A. as administrative agent for the Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

September 14, 2018	By:	/s/ Janet M. Link
	Name:	Janet M. Link
	Title:	Senior Vice President, General Counsel and Secretary